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                                                                    EXHIBIT 10.2

                 SECOND AMENDMENT TO TERM LOAN CREDIT AGREEMENT

         THIS SECOND AMENDMENT TO TERM LOAN CREDIT AGREEMENT (this "Second Amendment") is dated as of March 31, 2000 among CARMIKE CINEMAS, INC. (the "Borrower"), WACHOVIA BANK, N.A., as Administrative Agent (the "Administrative Agent"), and the Lenders parties hereto (collectively, the "Lenders");

                              W I T N E S S E T H :

         WHEREAS, the Borrower, the Administrative Agent and the Lenders executed and delivered that certain Term Loan Credit Agreement, dated as of February 25, 1999, as amended by First Amendment to Term Loan Credit Agreement dated as of July 13, 1999 (as so amended, the "Credit Agreement");

         WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement as set forth herein and the Administrative Agent and the Lenders have agreed to such consent, subject to the terms and conditions hereof;

         NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the Borrower, the Administrative Agent and the Lenders hereby covenant and agree as follows:

         1. Definitions. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

         2. Amendments to Section 1.01 of the Credit Agreement. Section 1.01 of the Credit Agreement hereby is amended by deleting the definitions of "Adjusted Fixed Charges", "Collateral", "Collateral Documents", "Consolidated Cash Flow" and "Consolidated Net Income", and adding the following new definitions in appropriate alphabetical sequence:

                  "Adjusted Cash Flow" means, for any period, Consolidated Operating Income for such period, plus, to the extent deducted in determining the amount thereof, (i) Rental Obligations (less any principal portion of any Off-Balance Sheet Lease), (ii) depreciation and amortization, and (iii) any aggregate net income during such period arising from the sale, exchange or other distribution of capital assets, provided that the total amount so included pursuant to this clause (iii) shall not exceed 5% of Consolidated Operating Income for such period, provided further, however, that, in calculating Adjusted Cash Flow for any such period, any acquisition or disposition of assets that shall have occurred during such period will be deemed to have occurred at the beginning of such period; and (iv) with respect to any Off-Balance Sheet Property which was acquired or ground-leased

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         by any entity acting in the capacity of landlord (or in any functionally similar capacity to a landlord) under any Off-Balance Sheet Lease within the 12-month period ending on the date of determination of Consolidated Cash Flow, Adjusted Cash Flow shall include Theatre-Level EBITDA for such Off-Balance Sheet Property and shall be determined with respect to such Off-Balance Sheet Property on the basis of actual Theatre-Level EBITDA within such period and projected Theatre-Level EBITDA for the remainder of such period (with such projections being based on the average Theatre-Level EBITDA of comparable theater properties of the Borrower which were operated during the entire 12-month period); provided, that in determining Adjusted Cash Flow, the expense incurred by the Borrower in complying with the provisions of Section 5.26 in granting and recording the Carmike Mortgages and obtaining the Real Estate Collateral Documentation shall be added back to Consolidated Operating Income.

                  "Adjusted Consolidated Funded Debt" means at any time the sum (without duplication) of: (i) Consolidated Funded Debt; plus (ii) the product of (x) Rental Obligations (excluding Rental Obligations under the Lease) for the 4 Fiscal Quarter period just ended (and Rental Obligations under leases arising from sale/leaseback transactions of theatres shall be annualized on a proforma basis, as to any Operating Lease which has been in effect for less than 4 Fiscal Quarters), times
         (y) 8.

                  "Capital Expenditures" means for any period the sum of all capital expenditures incurred during such period by the Borrower and its Consolidated Subsidiaries, as determined in accordance with GAAP, but excluding any Capital Expenditures consisting of tenant improvement expenses which are reimbursed or reimbursable to the Borrower or a Consolidated Subsidiary by the landlord.

                  "Carmike Mortgage Properties Cash Flow" means, with respect to each Fee Property subject to a Carmike Mortgage and each Leasehold Mortgage Property, the portion of Fee and Leasehold Properties Cash Flow derived therefrom.

                  "Carmike Mortgage Properties Cash Flow Coverage" means Carmike Mortgage Properties Cash Flow, as of the date of measurement, as determined by reference to the Carmike Mortgage Properties Cash Flow Coverage Report.

                  Carmike Mortgage Properties Cash Flow Coverage Report means a report or an updated report, in form and substance reasonably satisfactory to the Collateral Agent, to be provided to the Agent, the Collateral Agent and the Secured Parties pursuant to Section 5.26, reflecting the Carmike Mortgage Properties Cash Flow Coverage as of the date of such report or updated report.

                  "Carmike Mortgage Properties Test Date" means November 1,
         2000.

                  "Carmike Mortgages" means, individually or collectively, as the context shall require, any mortgage, deed to secure debt, deed of trust or similar instrument appropriate for the relevant jurisdiction, in form and substance satisfactory to the Agent and the Collateral Agent pursuant to which the Borrower and EastWynn, respectively, grant a first priority, perfected Lien on all Fee Properties and all Leasehold Properties which



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         become Leasehold Mortgages pursuant to Section 5.26, to the Collateral
         Agent, for the ratable benefit of the Secured Parties, to secure the Secured Obligations (or a designated portion thereof), as contemplated in Section 5.26, as it may hereafter be amended or supplemented from time to time.

                  "Collateral" means the property of the Borrower and EastWynn, respectively, in which the Collateral Agent, for the ratable benefit of the Secured Parties, is granted a security interest pursuant to the Security Agreement, the Pledge Agreement and the Carmike Mortgages, to secure the Secured Obligations, for the ratable benefit of the Secured Parties.

                  "Collateral Documents" means the Intercreditor Agreement, the Pledge Agreement, the Security Agreement, the Carmike Mortgages, and such financing statements as the Collateral Agent may require to perfect its security interest in the Collateral.

                  "Consolidated Cash Flow" means, for any period, the sum of Consolidated Operating Income of the Borrower, and its Subsidiaries, plus to the extent deducted in determining such Consolidated Operating Income (i) depreciation and amortization, and (ii) any aggregate net income during such period arising from the sale, exchange or other distribution of capital assets, provided, however, that the total amount so included pursuant to this clause (ii) shall not exceed 5% of Consolidated Operating Income for such period, provided further, however, that, in calculating Consolidated Cash Flow for any such period, any acquisition or disposition of assets that shall have occurred during such period will be deemed to have occurred at the beginning of such period; provided further, however, that (x) for purposes of determining the ratio of Consolidated Funded Debt to Consolidated Cash Flow and the ratio of Consolidated Senior Funded Debt to Consolidated Cash Flow, all Off-Balance Sheet Lease Payments made during the relevant period which has been deducted in computing Consolidated Net Income shall be added back in computing Consolidated Cash Flow, (y) with respect to any Off-Balance Sheet Property which was acquired or ground-leased by any entity acting in the capacity of landlord (or in any functionally similar capacity to a landlord) under any Off-Balance Sheet Lease within the 12-month period ending on the date of determination of Consolidated Cash Flow, Consolidated Cash Flow shall include Theatre-Level EBITDA for such Off-Balance Sheet Property and shall be determined with respect to such Off-Balance Sheet Property on the basis of actual Theatre-Level EBITDA within such period and projected Theatre-Level EBITDA for the remainder of such period (with such projections being based on the average Theatre-Level EBITDA of comparable theater properties of the Borrower which were operated during the entire 12-month period), and (z) the expense incurred by the Borrower in complying with the provisions of Section 5.26 in granting and recording the Carmike Mortgages and obtaining the Real Estate Collateral Documentation shall be added back to Consolidated Operating Income.

                  "Consolidated Net Income" means for any period, the net income (or deficit) of the Borrower and its Subsidiaries for such period in question (taken as a cumulative whole) after deducting, without duplication, all operating expenses, provisions for all taxes and reserves (including reserves for deferred income taxes) and all other proper

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         deductions, all determined in accordance with GAAP on a consolidated basis, after eliminating material inter-company items in accordance with GAAP and after deducting portions of income properly attributable to outside minority interests, if any, in Subsidiaries; provided, however, that there shall be excluded (a) any income or deficit of any other Person accrued prior to the date it becomes a Subsidiary or merges into or consolidates with the Borrower or another Subsidiary,
         (b) the net income in excess of an amount equal to 5% of Consolidated Net Income for such period before giving effect to this clause (b) (or deficit) of any Person (other than a Subsidiary) in which the Borrower or any Subsidiary has any ownership interest, except to the extent that any such income has been actually received by the Borrower or such Subsidiary in the form of cash dividends or similar distributions, and provided that the resulting income is generated by lines of businesses substantially similar to those of the Borrower and its Subsidiaries taken as a whole during the fiscal year ended December 31, 1998, (c) any restoration to income of any contingency reserve, except to the extent that provision for such reserve was made out of income accrued during such period, (d) any deferred credit or amortization thereof from the acquisition of any properties or assets of any Person, (e) any aggregate net income (but not any aggregate net loss) during such period arising from the sale, exchange or other distribution of capital assets (such term to include all fixed assets, whether tangible or intangible, all inventory sold in conjunction with the disposition of fixed assets and all securities) to the extent the aggregate gains from such transactions exceed losses from such transactions, (f) any impact on the income statement resulting from any write-up of any assets after the Effective Date, (g) any items properly classified as extraordinary in accordance with GAAP, (h) proceeds of life insurance policies to the extent such proceeds exceed premiums paid to maintain such life insurance policies, (i) any portion of the net income of a Subsidiary which is unavailable for the payment of dividends to the Borrower or a Subsidiary, (j) any gain arising from the acquisition of any debt securities for a cost less than principal and accrued interest, (k) in the case of a successor to the Borrower by permitted consolidation or merger or transfer of assets pursuant to Section 5.11, any earnings, of such successor or transferee prior to the consolidation, merger or transfer of assets, (1) any earnings on any Investments of the Borrower or any Subsidiary except to the extent that such earnings are received by the Borrower or such Subsidiary as cash, provided that earnings which would otherwise be excluded from Consolidated Net Income pursuant to the preceding provisions of this clause (1) shall be included in Consolidated Net Income but only to the extent that such earnings are attributable to the net income of any Person (other than a Subsidiary) in which the Borrower or any Subsidiary has any ownership interest and such net income is not otherwise excluded from Consolidated Net Income by virtue of clause (b) of this definition and (m) the Restructuring and Impairment Charges for 1998, the Impairment Charges for 1999, and any Subsequent Restructuring and Impairment Charges up to but not exceeding an aggregate of $10,000,000 in any Fiscal Year (but with any portion of such $10,000,000 which is unused in any Fiscal Year being carried over to subsequent Fiscal Years).

                  "Fee and Leasehold Properties Cash Flow" means, with respect to each Fee Property and each Leasehold Property, the operating income derived therefrom, without provision for any interest, taxes related to income, depreciation, amortization and


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

         corporate general and administrative expenses, for the Fiscal Year ending December 31, 1999, as determined by reference to the Fee and Leasehold Properties Cash Flow Report.

                  "Fee and Leasehold Properties Cash Flow Report" means the report dated on or about the Second Amendment Effective Date which is furnished to the Agent, the Collateral Agent and the Lenders pursuant to Section 5.26 and which lists each of the Fee Properties and the Leasehold Properties and shows, for each such Property, the portion of Consolidated Cash Flow for the Fiscal Year ending December 31, 1999 which was produced by such Property.

                  "Fee Properties" means all Properties consisting of real estate and improvements in which the Borrower or EastWynn owns fee simple title.

                  "Impairment Charges for 1999" means asset impairment charges taken by the Borrower for the last Fiscal Quarter of its 1999 Fiscal Year in the amount of $33,037,122.

                  "Leasehold Mortgage Properties" means all Leasehold Properties which have become subject to a Carmike Mortgage and as to which all Real Estate Collateral Documentation required by the Collateral Agent has been obtained pursuant to Section 5.26.

                  "Leasehold Properties" means all Properties consisting of real estate and improvements in which the Borrower or EastWynn has a leasehold interest, excluding real estate and improvements which are subject to and leased pursuant to the Lease.

                  "Permitted Encumbrance" means, with respect to any Fee Property or Leasehold Property which is subject to a Carmike Mortgage, the encumbrances permitted by the Collateral Agent in its reasonable judgment (but not including any Lien on the interests of the Borrower or a Guarantor thereon consisting of a mortgage, deed to secure debt, deed of trust or security agreement) as specified in such Carmike Mortgage.

                  "Real Estate Collateral Documentation" means the instruments, documents and agreements executed and/or delivered by Borrower or EastWynn to the Collateral Agent (if applicable) pursuant to Section
         5.26 in connection with each Carmike Mortgage in order to convey to the Collateral Agent (or a trustee for the benefit of the Collateral Agent, as applicable in the relevant jurisdiction) for the ratable benefit of the Secured Parties a first priority Lien (subject to Permitted Encumbrances) on the right, title and interest of the Borrower or EastWynn in the Fee Property or Leasehold Property described therein, and other rights ancillary thereto, all in form and substance reasonably satisfactory to the Collateral Agent, after consultation with the Borrower or EastWynn, as applicable. The Real Estate Collateral Documentation may include, without limitation, the following as to each Fee Property or Leasehold Property:

                  (i) an owner's/lessee's affidavit for each parcel or tract of such Fee Property or Leasehold Property;

                  (ii) mortgagee title insurance binders and policies for each tract or parcel of such Fee Property or Leasehold Property;



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

                  (iii) such landlord consents with respect to the Leasehold Properties as the Collateral Agent may reasonably require from any Third Parties with respect to any portion of such Leasehold Property;

                  (iv) for each Fee Property and Leasehold Property, a copy of any existing survey of each parcel or tract of such Fee Property or Leasehold Property; provided, that if no existing survey exists, the Collateral Agent shall be furnished a current survey showing metes-and-bounds only, and upon request of the Collateral Agent during the existence of an Event of Default, the Collateral Agent shall be furnished a current "as-built" survey;

                  (v) a certificate as to the insurance required by the related Carmike Mortgage;

                  (vi) upon request of the Collateral Agent during the existence of an Event of Default, the Collateral Agent shall be furnished a report of a licensed engineer detailing an environmental inspection of such Fee Property or Leasehold Property; and

                  (vii) an indemnification agreement regarding hazardous materials for such Fee Property or Leasehold Property.

                  "Second Amendment Effective Date" means March 31, 2000.

                  "Subsequent Restructuring and Impairment Charges" means any non-cash restructuring charges taken with respect to any impaired assets and any asset impairment charges taken by the Borrower during any Fiscal Year following its 1999 Fiscal Year.

         3. Amendment to Section 2.05(a) of the Credit Agreement. Section 2.05(a) of the Credit Agreement hereby is amended by deleting it in its entirety and substituting the following therefor:

                  (a) "Applicable Margin" shall be determined quarterly based upon the ratio of Consolidated Funded Debt to Consolidated Cash Flow (calculated as of the last day of each Fiscal Quarter for the period of 4 consecutive Fiscal Quarters then ended), as follows subject to adjustment pursuant to the last sentence of this Section 2.05(a):

         Ratio of Consolidated
         Funded Debt to                                        Euro-Dollar
         Consolidated Cash Flow            Base Rate Loans        Loans
         ----------------------            ---------------     -----------

         Greater than or equal
         to 4.5                                 2.50%               3.5%
         Less than 4.5                          2.25%              3.25%



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

                  The Applicable Margin shall be determined effective as of each date (herein, the "Rate Determination Date") which is 50 days after the last day of the final Fiscal Quarter in the period for which the foregoing ratio is being determined, and the Applicable Margin so determined shall remain effective from such Rate Determination Date until the date which is 50 days after the last day of the Fiscal Quarter in which such Rate Determination Date falls (which latter date shall be a new Rate Determination Date); provided that (i) in the case of Applicable Margins determined for the fourth and final Fiscal Quarter of a Fiscal Year, commencing in Fiscal Year 2000, the Rate Determination Date shall be the date which is 95 days after the last day of such final Fiscal Quarter and such Applicable Margins shall be determined based upon the annual audited financial statements for the Fiscal Year ended on the last day of such final Fiscal Quarter, and
         (ii) if on any Rate Determination Date the Borrower shall have failed to deliver to the Lenders the financial statements required to be delivered pursuant to Section 5.01 with respect to the Fiscal Quarter most recently ended prior to such Rate Determination Date (or, in the case of annual audited financial statements, with respect to the Fiscal Year which includes such final Fiscal Quarter), then for the period beginning on such Rate Determination Date and ending on the earlier of
         (x) the next Rate Determination Date (on which the Applicable Margin shall again be determined pursuant to this paragraph) and (y) the date on which the Borrower shall deliver to the Lenders the financial statements to be delivered pursuant to Section 5.01(b) with respect to such Fiscal Quarter (in the case of a failure to deliver quarterly unaudited financial statements) or the date on which the Borrower shall deliver to the Lenders the annual audited financial statements to be delivered pursuant to Section 5.01(a) with respect to the Fiscal Year which includes such final Fiscal Quarter (in the case of a failure to deliver annual audited financial statements), the Applicable Margin shall be determined as if the ratio of Consolidated Funded Debt to Consolidated Cash Flow was more than 5.0 at all times during such period. Any change in the Applicable Margin on any Rate Determination Date shall result in a corresponding change, effective on and as of such Rate Determination Date, in the interest rate applicable to each Loan outstanding on such Rate Determination Date, provided that (i) for Euro-Dollar Loans, changes in the Applicable Margin shall only be effective for Interest Periods commencing on or after the Rate Determination Date, and (ii) no Applicable Margin shall be decreased pursuant to this Section 2.05 if an Event of Default is in existence on the Rate Determination Date.

                  The Applicable Margin determined pursuant to the foregoing shall be adjusted by (i) an increase on the Carmike Mortgage Properties Test Date, in the percentage shown below for the applicable level of the Carmike Mortgage Properties Cash Flow Coverage achieved as of such date as reflected in the Carmike Mortgage Properties Cash Flow Coverage Report furnished on or within 5 Domestic Business Days prior to such date pursuant to Section 5.26, which increase shall be retroactive to the Second Amendment Effective Date, and (ii) a decrease from time to time thereafter, if the Carmike Mortgage Properties Cash Flow Coverage achieved on any date thereafter as reflected in any updated Carmike Mortgage Properties Cash Flow Coverage Report furnished thereafter pursuant to Section 5.26, has increased to a higher level, by a percentage equal to the percentage shown below for the level in effect prior to the delivery of such updated Carmike Mortgage Properties Cash Flow Coverage Report less the percentage shown below for the higher level of Carmike Mortgage Properties Cash Flow Coverage reflected


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         in such updated report, which subsequent decrease shall be effective from and after the date such increase to a higher level is achieved.


                    Carmike Mortgage Properties Cash                Percentage
                    Flow Coverage Level                              Increase
                    --------------------------------                ----------

                    Less than $40,000,000                              1.00%

                    Greater than or equal to
                    $40,000,000 but less than
                    $50,000,000                                        0.50%

                    Greater than or equal to
                    $50,000,000 but less than
                    $60,000,000                                        0.25%

                    Equal to or greater than $60,000,000               0.00%


         4. Amendment to Section 2.10. Section 2.10 of the Credit Agreement hereby is amended by deleting it in its entirety and substituting the following therefor:

                  The Borrower shall repay or prepay Loans and the Revolving Loans in an amount equal to (i) 50% of Net Cash Proceeds, up to the first $50,000,000 of Net Cash Proceeds and 100% of Net Cash Proceeds in excess of thereof and (ii) 75% of any Excess Cash Flow. Payments pursuant to the foregoing clause (i) shall be made within 15 Business Days after the receipt of Net Cash Proceeds (except that prepayments from proceeds of Subordinated Debt shall be made on the date of receipt of such proceeds); provided, that amounts not included in Net Cash Proceeds pursuant to clause (iv)(C) of the definition thereof which have not been used or committed to be used within 180 days from the casualty or condemnation of such Property to restore or replace the relevant Property shall be paid on such 180th day. Payments pursuant to the foregoing clause (ii) shall be made on the date the Borrower furnishes its annual financial statements to the Lenders pursuant to
         Section 5.01(a) (or on the date such statements are required to be so furnished pursuant to such section, if they have not been furnished by such date). Prepayments pursuant hereto shall be made to the Administrative Agent and to the Revolver Agent, for the ratable account of the Revolver Banks and the Lenders, based on the aggregate amount of the Revolver Commitments and the aggregate principal balance of the Loans as of the time of the payment; provided, that:

                           (1) any Lender (a "Declining Lender") may, by notice to the Administrative Agent as provided below, decline to accept any particular prepayment pursuant to this Section 2.10, in which event the amount of any prepayment otherwise payable to such Declining Lender shall be paid to the Revolver Agent for the ratable account of the Revolver Banks, subject to the provisions of subclause (2) below; and



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                           (2)      from and after the date that the Revolver
         Commitments have been reduced to $150,000,000 by payments made pursuant hereto and in accordance with Section 2.08 of the Revolver Credit Agreement, such repayments or prepayments shall be made solely to the Lenders, other than any Lenders which are Declining Lenders with respect thereto (and the amount of any prepayment otherwise payable to a Declining Lenders shall be not be subject to prepayment pursuant to this Section 2.08, except as provided in subclause (2) below), until the Loans are paid in full, and

                           (3) notwithstanding the reduction of the Revolver Commitments to $150,000,000 by prepayments pursuant hereto in accordance with Section 2.08 of the Revolving Credit Agreement, but only with respect to any sale of Collateral, to the extent of any Net Cash Proceeds from such sale which are not used to purchase replacement Collateral having equal or greater value and are not paid to the Declining Lenders pursuant to subclause (2) above shall be used to prepay the Revolving Loans, and the Revolver Commitments shall be reduced by the amount of such prepayments in accordance with the terms of the Revolver Credit Agreement.

                  At least 10 Business Days prior to any sale giving rise to Net Cash Proceeds subject to clause (i) hereof, the Borrower shall send a notice to the Administrative Agent (a "Sale Notice") which describes, with respect to such sale, (1) the property to be sold, (2) the anticipated sale date, (3) the anticipated gross sale proceeds and (4) the anticipated Net Sale Proceeds. Promptly upon receipt of the Sale Notice, the Administrative Agent shall send a copy thereof to each Lender and each Revolver Bank. Within 5 Business Days after the completion of such sale, the Borrower shall notify the Administrative Agent of the actual gross sale proceeds and Net Cash Proceeds received in connection therewith. At least 20 Business Days prior to furnishing its annual statements to the Lenders pursuant to Section 5.01(a) (or on the date such statements are required to be so furnished pursuant to such section, if they have not been furnished by such date), the Borrower shall send a notice to the Administrative Agent (an "Excess Cash Flow Notice", setting forth the amount of Excess Cash Flow payable pursuant hereto with respect to the Fiscal Year just ended. Promptly upon receipt of the Excess Cash Flow Notice, the Administrative Agent shall send a copy thereof to each Lender and each Revolver Bank. Within 15 Business Days after receipt of a copy of a Sale Notice or any Excess Cash Flow Notice, each Term Lender desiring to waive a prepayment hereunder shall so notify the Administrative Agent in writing (and any Term Lender which fails to give such notice within such period shall be deemed not to have waived such payment).

                  All prepayments made for the account of the Lenders pursuant to this Section 2.10 shall be accompanied by any amount required to be paid pursuant to Sections 2.07 and 8.05(a), and shall be applied in installments of principal in the inverse order of maturity.

         5. Amendment to Section 5.01(c). Section 5.01(c) of the Credit Agreement hereby is amended by deleting it in its entirety and substituting the following therefor:

                  (c) simultaneously with the delivery of each set of financial statements referred to in clauses (a) and (b) above, a certificate, substantially in the form of Exhibit F or in such other form as shall be mutually satisfactory to the Borrower and the Administrative Agent



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

         (a "Compliance Certificate"), of the chief financial officer or the chief executive officer of the Borrower (i) setting forth in reasonable detail the calculations required to establish whether the Borrower was in compliance with the requirements of Sections 5.03 through 5.08, inclusive, 5.11, 5.21 and 5.25, on the date of such financial statements and (ii) stating whether any Default exists on the date of such certificate and, if any Default then exists, setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto.

         6. Amendment to Sections 5.01(j) and (k) and new Sections 5.02(k) and
(l). The word "and" at the end of Section 5.01(j) is deleted, Section 5.01(k) is relettered as Section 5.01(m), and new Sections 5.01(k) and (l) are added, as follows:

                  (k) within 30 days after the end of each Fiscal Year, a quarterly budget for the next Fiscal Year, including a detailed statement of cash flow, balance sheet and income statement, on a consolidated basis for the Borrower and its Subsidiaries; and

                  (l) within 30 days after the end of each Fiscal Quarter, a report concerning theatre operations showing (a) gross attendance, (b) gross concession revenue and (c) gross ticket revenue for the Fiscal Quarter just ended; and

         7. Amendment to Section 5.03. Section 5.03 of the Credit Agreement hereby is amended by deleting it in its entirety and by substituting therefor the following:

                  Section 5.03. Ratio of Consolidated Senior Funded Debt to Consolidated Cash Flow. At the end of each Fiscal Quarter, commencing with the Fiscal Quarter ending March 31, 2000, the ratio of Consolidated Senior Funded Debt to Consolidated Cash Flow for the period of 4 consecutive Fiscal Quarters ending on such date shall not be greater than the applicable ratio provided in the following table:


                  Fiscal Quarter Ending                                Applicable Ratio
                  ---------------------                                ----------------

                  On or before September 30, 2000                         4.25 to 1.0

                  December 31, 2000 through
                  September 30, 2001                                      3.75 to 1.0

                  December 31, 2001 through
                  September 30, 2002                                      3.50 to 1.0

                  December 31, 2002 and
                  thereafter                                              3.00 to 1.0.

         8. Amendment to Section 5.04. Section 5.04 of the Credit Agreement hereby is amended by deleting it in its entirety and by substituting therefor the following:

                  Section 5.04 Ratio of Consolidated Funded Debt to Consolidated Cash Flow. At the end of each Fiscal Quarter ending as provided in the following table, the ratio of Consolidated Funded Debt at the end of such Fiscal Quarter to Consolidated Cash Flow for the period of 4 consecutive Fiscal Quarters ending on such date shall not be greater than the applicable ratio provided in the following table:

                  Fiscal Quarter Ending                                Applicable Ratio
                  ---------------------                                ----------------

                  On or before September 30, 2000                         6.50 to 1.0

                  December 31, 2000 through
                  September 30, 2001                                      5.75 to 1.0

                  December 31, 2001 through
                  September 30, 2002                                      5.50 to 1.0

                  December 31, 2002 and
                  thereafter                                              5.00 to 1.0.

         9. Amendment to Section 5.06. Section 5.06 of the Credit Agreement hereby is amended by deleting it in its entirety and by substituting therefor the following:

                  Section 5.06 Fixed Charge Coverage. At the end of each Fiscal Quarter, commencing with the Fiscal Quarter ending March 31, 2000, the ratio of (a) Adjusted Cash Flow to (b) Fixed Charges, in each case for the current Fiscal Quarter and the immediately preceding 3 Fiscal Quarters, shall not be less than the applicable ratio provided in the following table:


                  Fiscal Quarter Ending                                Applicable Ratio
                  ---------------------                                ----------------

                  On or before September 30, 2001                         1.25 to 1.0

                  December 31, 2001 and
                  thereafter                                              1.40 to 1.0.

         10. Amendment to Section 5.07. Section 5.07 of the Credit Agreement hereby is amended by deleting it in its entirety and by substituting therefor the following:

                  Section 5.07 Ratio of Adjusted Consolidated Funded Debt to Adjusted Cash Flow. At the end of each Fiscal Quarter, commencing with the Fiscal Quarter ending March 31, 2000, the ratio of (a) Adjusted Consolidated Funded Debt to (b) Adjusted Cash Flow, in each case for the current Fiscal Quarter and the immediately preceding 3 Fiscal Quarters, shall not be less than the applicable ratio provided in the following table:

                     Fiscal Quarter Ending                     Applicable Ratio
                     ---------------------                     ----------------

                  March 31, 2000 through
                  September 30, 2000                               7.5 to 1.0

                  December 31, 2000 through
                  December 31, 2001                                7.0 to 1.0.

                  March 31, 2002 and
                  thereafter                                       6.5 to 1.0

         11. Amendment to Section 5.21. Section 5.21 of the Credit Agreement hereby is amended by deleting it in its entirety and by substituting therefor the following

                  Section 5.21 Investments. Neither the Borrower nor any of its Subsidiaries shall make Investments in any Person except: (a) Investments in (i) direct obligations of the United States Government maturing within one year, (ii) certificates of deposit issued by a commercial bank whose credit is satisfactory to the Agent, (iii) commercial paper rated A1 or the equivalent thereof by S&P or P1 or the equivalent thereof by Moody's and in either case maturing within 6 months after the date of acquisition, (iv) tender bonds the payment of the principal of and interest on which is fully supported by a letter of credit issued by a United States bank whose long-term certificates of deposit are rated at least AA or the equivalent thereof by S&P and Aa or the equivalent thereof by Moody's, (v) loans or advances to employees not exceeding $1,000,000 in the aggregate principal amount outstanding at any time, in each case made in the ordinary course of business and consistent with practices existing on December 31, 1998,
         (vi) deposits required by government agencies or public utilities, and
         (vii) loans, advances or other Investments to or in Guarantors; and (b) other Investments which, in the aggregate since the Second Amendment Effective Date, do not exceed $10,000,000; provided, however, immediately after giving effect to the making of any Investment, no Default shall have occurred and be continuing.


         12. New Section 5.25. A new Section 5.25 hereby is added to the Credit Agreement, as follows:

                  Section 5.25 Capital Expenditures. At the end of each Fiscal Year, commencing with the Fiscal Quarter ending December 31, 2000, Capital Expenditures (excluding non-maintenance Capital Expenditures on theatres opened on or before December 31, 1999 which were contracted for on or before such date) for such Fiscal Year shall not exceed (a) for the Fiscal Year ending December 31, 2000, $25,000,000 and (b) for each Fiscal Year thereafter, $35,000,000.

         13. New Section 5.26. A new Section 5.26 hereby is added to the Credit Agreement, as follows:

                  Section 5.26 Carmike Mortgages; Pricing Adjustments. On or within 10 days after the Second Amendment Effective Date, the Borrower shall deliver to the Agent, the Collateral Agent and the Secured Parties the Fee and Leasehold Properties Cash Flow Report. Prior to the Carmike Mortgage Properties Test Date, the Borrower shall (i) for each Fee Property and each Leasehold Property as to which no Third Party consent is required, execute and deliver to the Collateral Agent a Carmike Mortgage and the related Real Estate Collateral Documentation reasonably requested by the Collateral Agent with respect thereto, and
         (ii) for each Leasehold Property as to which a Third Party consent is required, use its best efforts to obtain such Third Party consent, and upon obtaining such consent, execute and deliver to the Collateral Agent a Carmike Mortgage and the related Real Estate Collateral Documentation reasonably requested by the Collateral Agent with respect thereto. After the Carmike Mortgage Properties Test Date, the Borrower shall continue to use its best efforts to obtain such Third Party consents not previously obtained, and upon obtaining such consent, execute and deliver to the Collateral Agent a Carmike Mortgage and the related Real Estate Collateral Documentation reasonably requested by the Collateral Agent with respect thereto. On the Carmike Mortgage Properties Test Date, the Borrower shall provide to the Agent, the Collateral Agent and the Secured Parties the initial Carmike Mortgage Properties Cash Flow Coverage Report, reflecting the Carmike Mortgage Properties Cash Flow Coverage as of the Carmike Mortgage Properties Test Date (or a date within 5 Domestic Business Days prior thereto). After the Carmike Mortgage Properties Test Date, the Borrower may provide to the Agent, the Collateral Agent and the Secured Parties at any time, and shall provide to the Agent, the Collateral Agent and the Secured Parties upon the Agent's request, an update of the Carmike Mortgage Properties Cash Flow Coverage Report, reflecting the Carmike Mortgage Properties Cash Flow Coverage as of such updated report. On or before 60 days after the Second Amendment Effective Date, the Intercreditor Agreement shall be amended as appropriate to include within its scope the Carmike Mortgages and the Fee Properties and Leasehold Mortgage Properties subject thereto. The Applicable Margin shall be adjusted from time to time as required by the last sentence of
         Section 2.05(a), based on the Carmike Mortgage Properties Cash Flow Coverage as reflected in the Carmike Mortgage Properties Cash Flow Coverage Report, as updated from time to time pursuant to the foregoing.

         14. Amendment to Section 6.01(b). Section 6.01(b) of the Credit Agreement hereby is amended by deleting it in its entirety and by substituting therefor the following:

                  (b) the Borrower shall fail to observe or perform any covenant contained in Sections 5.01(e), 5.01(j), 5.02(ii), 5.03 to 5.07,
         inclusive, 5.09 (as to the Borrower) and 5.10 (as to the Borrower) and 5.12, or Section 5.15, 5.21(b), or 5.23 to 5.25, inclusive;

         15. Exhibit F. Exhibit F (Compliance Certificate) hereby is deleted in its entirety and Exhibit F hereto is substituted therefor.

         16. Restatement of Representations and Warranties. The Borrower hereby restates and renews each and every representation and warranty heretofore made by it in the Credit Agreement and the other Loan Documents as fully as if made on the date hereof (except as to representations and warranties made as of a specific date) and with specific reference to this Consent and all other Loan Documents executed and/or delivered in connection herewith.

         17. Ratification. The Borrower hereby restates, ratifies and reaffirms each and every term, covenant and condition set forth in the Credit Agreement and the other Loan Documents effective as of the date hereof.

         18. Counterparts. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts and transmitted by facsimile to the other parties, each of which when so executed and delivered by facsimile shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

         19. Section References. Section titles and references used in this Second Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

         20. No Default. To induce the Administrative Agent and the Lenders to enter into this Second Amendment, the Borrower hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default and (ii) no right of offset, defense, counterclaim, claim or objection in favor of the Borrower arising out of or with respect to any of the Loans or other obligations of the Borrower owed to the Administrative Agent or the Lenders under the Credit Agreement.

         21. Further Assurances. The Borrower agrees to take such further actions as the Administrative Agent shall reasonably request in connection herewith to evidence the Amendments herein contained.

         22. Governing Law. This Second Amendment shall be governed by and construed and interpreted in accordance with, the laws of the State of New York.

         23. Conditions Precedent. This Second Amendment shall become effective only upon: (i) execution and delivery (including by facsimile) of this Second Amendment by the Borrower, the Administrative Agent and the Required Lenders;
(ii) execution and delivery (including by facsimile) of the Consent and Reaffirmation of Guarantors at the end hereof by the Guarantors; (iii) execution and delivery (including by facsimile) of amendments to the Revolver Credit Agreement, the Reimbursement Agreement and the Lease comparable to those contained herein (as applicable), including equivalent changes to pricing, reporting requirements, financial covenants and regarding execution of Carmike Mortgages), as summarized in communications from the Administrative Agent to the Lenders (and each of the Lenders consents to such amendments); and (iv) payment to the Administrative Agent, for the ratable account of the Lenders which execute this Second Amendment of an amendment fee in the amount of 0.05% of the aggregate principal amount of the Loans outstanding on the date of closing.

                       [SIGNATURES COMMENCE ON NEXT PAGE]

         IN WITNESS WHEREOF, the Borrower, the Administrative Agent and each of the Lenders has caused this Second Amendment to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.



CARMIKE CINEMAS, INC.,
as Borrower         (SEAL)


By:                                        Title:
   -----------------------                       ------------------------------

WACHOVIA BANK, N.A.,
as Administrative Agent and
as a Lender          (SEAL)


By:
   ------------------------
         Title:

SKM-LIBERTYVIEW CBO I LIMITED,      (SEAL)


By:
   -------------------------
   Title:

SENIOR DEBT PORTFOLIO,
as a Lender                     (SEAL)
By:  Boston Management and Research,
           as Investment Advisor

By:
   -------------------------
   Title:

SEQUILS - PILGRIM 1, LTD,
LTD., as a Lender               as    (SEAL)
  By:  Pilgrim Investments, Inc.,
         as its investment manager

By:
   -------------------------
   Title:

ML CLO XV PILGRIM AMERICA (CAYMAN) LTD
as a Lender                (SEAL)
  By:  Pilgrim Investments, LLC.,
          as its investment manager
By:
   -------------------------
   Title:

OSPREY INVESTMENTS PORTFOLIO,
as a Lender                                 (SEAL)
By:  Citibank, N.A., as Manager

By:
   -------------------------
   Title:

THE TORONTO DOMINION BANK,
as a Lender              (SEAL)
By:
   -------------------------
   Title:

SENECA CBO II, L.P.,
as a Lender          (SEAL)

By:
   -------------------------
   Title:

FIVE FINANCE CORPORATION,
As a Lender         (SEAL)
By:  Citibank, N.A., as Additional Investment
       Manager for and on Behalf of
       Five Finance Corporation

By:
   -------------------------
   Title:

GENERAL ELECTRIC CAPITAL
CORPORATION, as a Lender   (SEAL)


By:
   -------------------------
   Title:

BLACK DIAMOND CAPITAL MANAGEMENT, L.L.C.,
as collateral agent for Black Diamond International
Funding, Ltd., as a Lender                  (SEAL)


By:
   -------------------------
   Title:

Sankaty Advisors, Inc. as Collateal Manager for
GREAT POINT CLO 1999-1 LTD, as Term
Lender


By:
   -------------------------
   Title:

THE CIT GROUP/EQUIPMENT FINANCING, INC.,
as a Lender                (SEAL)


By:
   -------------------------
   Title:

THE FIRST UNION NATIONAL BANK,
as a Lender                (SEAL)


By:
   -------------------------
   Title:

                     CONSENT AND REAFFIRMATION OF GUARANTORS

         Each of the undersigned (i) acknowledges receipt of the foregoing Second Amendment, (ii) consents to the execution and delivery of the Second Amendment by the parties thereto and (iii) reaffirms all of its obligations and covenants under the Guaranty Agreement dated as of February 25, 1999 executed by it, and agrees that none of such obligations and covenants shall be affected by the execution and delivery of the Second Amendment. This Consent and Reaffirmation may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

WOODEN NICKEL PUB, INC.  (SEAL),            MILITARY SERVICES, INC.      (SEAL)


By:                                         By:
   ----------------------------                --------------------------------
   Title:                                      Title:

EASTWYNN THEATRES, INC. (SEAL)

By:
   ----------------------------
   Title:

                                    EXHIBIT F



                         FORM OF COMPLIANCE CERTIFICATE

         Reference is made to the Term Loan Credit Agreement dated as of February 25, 1999 (as modified and supplemented and in effect from time to time, the "Credit Agreement") among Carmike Cinemas, Inc., the Lenders from time to time parties thereto, and Wachovia Bank, N.A., as Administrative Agent. Capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

         Pursuant to Section 5.01(c) of the Credit Agreement, ______________________, the duly authorized ____________________, of Carmike
Cinemas, Inc., hereby certifies to the Administrative Agent and the Lenders that the information contained in the Compliance Check List attached hereto is true, accurate and complete as of ______________, ___, and that no Default is in existence on and as of the date hereof.


                                             CARMIKE CINEMAS, INC.



                                             By:
                                                -------------------------------
                                             Title:

                              COMPLIANCE CHECKLIST

                              CARMIKE CINEMAS, INC.

                               ______________,____

1. Ratio of Consolidated Senior Funded Debt to Consolidated Total Cash Flow (Section 5.03)

         At the end of each Fiscal Quarter, commencing with the Fiscal Quarter ending March 31, 2000, the ratio of Consolidated Senior Funded Debt to Consolidated Cash Flow for the period of 4 consecutive Fiscal Quarters ending on such date shall not be greater than the applicable ratio provided in the following table:


                  Fiscal Quarter Ending                                Applicable Ratio
                  ---------------------                                ----------------

                  On or before September 30, 2000                         4.25 to 1.0

                  December 31, 2000 through
                  September 30, 2001                                      3.75 to 1.0

                  December 31, 2001 through
                  September 30, 2002                                      3.50 to 1.0

                  December 31, 2002 and
                  thereafter                                              3.00 to 1.0

         (a)      Consolidated Senior Funded Debt
                  Schedule - 4                                                  $____________

         (b)      Consolidated Cash Flow
                  Schedule - 5                                                  $____________

         Actual Ratio of (a) to (b)                                             _____________

         Maximum Ratio                                                          [4.25 to 1.0]
                                                                                [3.75 to 1.0]
                                                                                [3.50 to 1.0]
                                                                                [3.00 to 1.0]

2.       Ratio of Consolidated Funded Debt to Consolidated Cash Flow (Section
         5.04)

         At the end of each Fiscal Quarter ending as provided in the following table, the ratio of Consolidated Funded Debt at the end of such Fiscal Quarter to Consolidated Cash Flow for the period of 4 consecutive Fiscal Quarters ending on such date shall not be greater than the applicable ratio provided in the following table:

                              COMPLIANCE CHECKLIST

                              CARMIKE CINEMAS, INC.

                               ______________,____


                  Fiscal Quarter Ending                                Applicable Ratio
                  ---------------------                                ----------------

                  On or before September 30, 2000                         6.50 to 1.0

                  December 31, 2000 through
                  September 30, 2001                                      5.75 to 1.0

                  December 31, 2001 through
                  September 30, 2002                                      5.50 to 1.0

                  December 31, 2002 and
                  thereafter                                              5.00 to 1.0

         (a)      Consolidated Funded Debt
                  Schedule - 4                                                  $____________

         (b)      Consolidated Cash Flow
                  Schedule - 5                                                  $____________

         Actual Ratio of (a) to (b)                                             ___ to 1.00

         Maximum Ratio                                                          [6.50 to 1.00]
                                                                                [5.75 to 1.0]
                                                                                [5.50 to 1.00]
                                                                                [5.00 to 1.00]

3.       Restricted Payments (Section 5.05)

         The Borrower will not declare or make any, or permit any Subsidiary which is not a Wholly-Owned Subsidiary to make any, Restricted Payment after the Effective Date, if the aggregate amount of such Restricted Payments made in any consecutive 4 Fiscal Quarter period would exceed $4,000,000; provided that after giving effect to the payment of any such Restricted Payments, no Default shall be in existence or be created thereby.

         (a)      Total Restricted Payments
                  made after the Effective Date
                  and during the 3 Fiscal Quarters
                  prior to most recent Fiscal Quarter            $____________

         (b)      Restricted Payment during most
                  recent Fiscal Quarter                          $____________

         (c)      sum of (a) and (b)                             $____________

                  Limitation (c) may not exceed $4,000,000

                              COMPLIANCE CHECKLIST

                              CARMIKE CINEMAS, INC.

                               ______________,____

4.       Fixed Charge Coverage (Section 5.06)

         At the end of each Fiscal Quarter, commencing with the Fiscal Quarter ending March 31, 2000, the ratio of (a) Adjusted Cash Flow to (b) Fixed Charges, in each case for the current Fiscal Quarter and the immediately preceding 3 Fiscal Quarters, shall not be less than the applicable ratio provided in the following table:

                  Fiscal Quarter Ending                                Applicable Ratio
                  ---------------------                                ----------------

                  On or before September 30, 2001                         1.25 to 1.0

                  December 31, 2001 and
                  thereafter                                              1.40 to 1.0

         (a)      Adjusted Cash Flow - Schedule - 3                    $____________

         (b)      Fixed Charges - Schedule - 2                         $____________

         Actual Ratio of (a) to (b)                                    _____________

         Maximum Ratio                                                          [1.25 to 1.00]
                                                                                [1.40 to 1.00]

5.       Ratio of Adjusted Consolidated Funded Debt to Adjusted Cash Flow
         (Section 5.07)

         At the end of each Fiscal Quarter, commencing with the Fiscal Quarter ending March 31, 2000, the ratio of (a) Adjusted Consolidated Funded Debt to (b) Adjusted Cash Flow, in each case for the current Fiscal Quarter and the immediately preceding 3 Fiscal Quarters, shall not be less than the applicable ratio provided in the following table:

                  Fiscal Quarter Ending                                Applicable Ratio
                  ---------------------                                ----------------

                  March 31, 2000 through
                  September 30, 2000                                      7.5 to 1.0

                  December 31, 2000 through
                  December 31, 2001                                       7.0 to 1.0.

                  March 31, 2002 and
                  thereafter                                              6.5 to 1.0

         (a)      Consolidated Funded Debt - Schedule 4                $____________

         (b)      Rental Obligations - Schedule - 6                    $____________

         (c)      (b) times 8                                          $____________



                                       35

                              COMPLIANCE CHECKLIST

                             CARMIKE CINEMAS, INC.

                              ______________,____


         (d)      sum of (a) plus (c)                                  $____________

         (e)      Adjusted Cash Flow - Schedule - 3                    $____________

         Actual Ratio of (d) to (e)                                    ___ to 1.0

         Maximum Ratio                                                 [7.5 to 1.0]
                                                                       [7.0 to 1.0]
                                                                       [6.5 to 1.0]

6.       Negative Pledge (Section 5.08)

         None of the Borrower's or any Subsidiary's property is subject to any Lien securing Debt except for (i) Liens permitted by paragraph (a) through (e), and paragraph (l), of Section 5.08 of the Credit Agreement, (b) Liens not permitted by the aforementioned paragraphs of
         Section 5.08 (1) on fixed assets permitted under paragraph (l) securing Debt in an aggregate principal amount at any time outstanding not to exceed 5% of Consolidated Total Capitalization and (c) Liens not permitted by paragraphs (a) through (e) and paragraph (l) securing Debt in an aggregate principal amount at any time outstanding not to exceed 5% of Consolidated Total Capitalization:

         (a)      Liens on fixed assets subject to paragraph (l):

                  Description of Lien and Property subject to same: Amount of Debt Secured:

                  1.  ______________________          $____________________

                  2.  ______________________          $____________________

                  3.  ______________________          $____________________

                  4.  ______________________          $____________________

                  5.  ______________________          $____________________

                  6.  ______________________          $____________________

                  7.  ______________________          $____________________

                  Total of items 1-7                  $____________________

         (b)      Limitation (5% of Consolidated
                  Total Capitalization)                $____________________

         (c) Liens on other assets subject to paragraph (m):

                              COMPLIANCE CHECKLIST

                              CARMIKE CINEMAS, INC.

                               ______________,____

                  Description of Lien and Property subject to same: Amount of Debt Secured:

                  1.  ___________________________     $____________________

                  2.  ___________________________     $____________________

                  3.  ___________________________     $____________________

                  4.  ___________________________     $____________________

                  5.  ___________________________     $____________________

                  6.  ___________________________     $____________________

                  7.  ___________________________     $____________________

                  Total of items 1-7                  $____________________

         (d)      Limitation (5% of Consolidated
                  Total Capitalization)               $____________________

7.       Sales of Assets (Section 5.11)

         The Borrower will not, nor will it permit any Subsidiary to, ... sell, lease or otherwise transfer all or any substantial part of its assets to, any other Person, or discontinue or eliminate any business line or segment, ... provided that the foregoing limitation on the sale, lease or other transfer of assets and on the discontinuation or elimination of a business line or segment shall not prohibit (i) the sale, lease or other transfer of assets by a Subsidiary to any other Subsidiary (other than of Collateral by Eastwynn) or to the Borrower, or (ii) subject to the mandatory prepayment provisions of Section 2.10(b), during any Fiscal Quarter, a transfer of assets in an arm's length transaction for fair market value or the discontinuance or elimination of a business line or segment (in a single transaction or in a series of related transactions) unless the aggregate assets to be so transferred or utilized in a business line or segment to be so discontinued, when combined with all other assets transferred, and all other assets utilized in all other business lines or segments discontinued, during such Fiscal Quarter and the immediately preceding three Fiscal Quarters (excluding, however, transfers of assets permitted by clause (i) of this Section) contributed more than 10% of Consolidated Operating Income during the 4 consecutive Fiscal Quarters immediately preceding such Fiscal Quarter, and (e) subject to the mandatory prepayment provisions of Section 2.10(b) and to presentation to the Administrative Agent and the Lenders of a certificate showing compliance with the limitations contained in this clause (e) after giving effect thereto, the Borrower may enter into sale/leaseback transactions after the Effective Date in an amount not to exceed in the aggregate $150,000,000, provided in each of the foregoing such cases no Default shall be in existence or be created thereby. At the request of the Borrower, the Collateral Agent shall release any Collateral sold by the Borrower or Eastwynn in conformity with the

                              COMPLIANCE CHECKLIST

                              CARMIKE CINEMAS, INC.

                               ______________,____

         foregoing provisions, so long as any prepayments required by Section 2.10(b) have been made.

         (a) Aggregate Operating Income contributed by assets sold during Fiscal Quarter just ended(1) $____________

         (b)      Aggregate Operating Income contributed by
                  assets sold during 3 prior Fiscal Quarters(1)    $____________

         (c)      sum of (a) and (b)                               $____________

         (d)      Consolidated Operating Income during
                  4 Fiscal Quarters ending with
                  Fiscal Quarter just ended                        $____________

         (e)      10% of (d)                                       $____________

                  Limitations: (c) may not exceed (e)

8.       Investments (Section 5.21)

         Neither the Borrower nor any of its Subsidiaries shall make Investments in any Person except: (a) Investments in (i) direct obligations of the United States Government maturing within one year, (ii) certificates of deposit issued by a commercial bank whose credit is satisfactory to the Agent, (iii) commercial paper rated A1 or the equivalent thereof by S&P or P1 or the equivalent thereof by Moody's and in either case maturing within 6 months after the date of acquisition, (iv) tender bonds the payment of the principal of and interest on which is fully supported by a letter of credit issued by a United States bank whose long-term certificates of deposit are rated at least AA or the equivalent thereof by S&P and Aa or the equivalent thereof by Moody's, (v) loans or advances to employees not exceeding $1,000,000 in the aggregate principal amount outstanding at any time, in each case made in the ordinary course of business and consistent with practices existing on December 31, 1998, (vi) deposits required by government agencies or public utilities, and (vii) loans, advances or other Investments to or in Guarantors; and (b) other Investments which, in the aggregate since the Second Amendment Effective Date, do not exceed $10,000,000; provided, however, immediately after giving effect to the making of any Investment, no Default shall have occurred and be continuing.

         (a)      loans and advances to employees              $________________

                  Limitation                                   $1,000,000

_____________

         (1)      Excluding transfers permitted by clause (i)

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                              COMPLIANCE CHECKLIST

                              CARMIKE CINEMAS, INC.


                              ______________,____


         (b)      Aggregate Investments made pursuant
                  to clause (b) from Second Amendment
                  Effective Date and prior to most recent
                  Fiscal Quarter                                   $___________

         (c)      Investments made pursuant to clause (b) during
                  most recent Fiscal Quarter                       $___________

         (d)      Sum of (b) and (c)                               $___________
                  Limitation: (d) may not exceed $10,000,000

9.       Capital Expenditures (5.25)

         At the end of each Fiscal Year, commencing with the Fiscal Quarter ending December 31, 2000, Capital Expenditures for such Fiscal Year (excluding on-maintenance Capital Expenditures on theatres opened on or before December 31, 1999 which were contracted for on or before such date) shall not exceed (a) for the Fiscal Year ending December 31, 2000, $25,000,000 and (b) for each Fiscal Year thereafter, $35,000,000.

         (a)      Capital Expenditures incurred during Fiscal Year
                  to date                                          $___________

         (b)      Tenant improvements included in (a) and actually
                  reimbursed to date                               $___________

         (c)      Estimated amount of reimbursable tenant
                  improvements included in (a) but not yet
                  reimbursed                                       $___________

         (d)      Non-maintenance Capital Expenditures on theatres
                  opened on or before December 31, 1999 which were
                  contracted for on or before such date            $___________

         (e)      Sum of (a), less (b), less (c), less (d)         $___________

         Limitation: (e) may not exceed sum of $25,000,000 in Fiscal Year 2000 and $35,000,000 in any Fiscal Year thereafter

10.      Report as to Net Cash Proceeds paid pursuant to Section 2.10.

         Following is the information pertaining to the sale of each property during the Fiscal Quarter just ended which sale gave rise to the receipt of Net Cash Proceeds.

         (a)      Property: [insert description of property sold]

                  (1)      date of sale              ________________



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                              COMPLIANCE CHECKLIST

                              CARMIKE CINEMAS, INC.


                              ______________,____



                  (2)      gross proceeds received                 $___________

                  (3)      Net Cash Proceeds received              $___________

                  (4)      aggregate amount of prepayment
                           on Loans and Term Loans                 $___________

         (b)      Property: [insert description of property sold]

                  (1)      date of sale   ________________

                  (2)      gross proceeds received                 $___________

                  (3)      Net Cash Proceeds received              $___________

                  (4)      aggregate amount of prepayment
                           on Loans and Term Loans                 $___________

         TOTALS:

                  total gross proceeds received                    $___________
                  total Net Cash Proceeds received                 $___________
                  total aggregate prepayments made                 $___________



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                              COMPLIANCE CHECKLIST

                              CARMIKE CINEMAS, INC.


                              _______________,____

                                                                   SCHEDULE - 1

                        CONSOLIDATED TOTAL CAPITALIZATION

(a)      Consolidated Net Worth                        $_______________________

(b)      Consolidated Funded Debt                      $_______________________

(c)      Consolidated Total Capitalization
         (sum of (a) plus (b))                         $
                                                        =======================



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                              COMPLIANCE CHECKLIST

                              CARMIKE CINEMAS, INC.


                              ______________,_____


                                                                   SCHEDULE - 2

                                 FIXED CHARGES

(a)      Rental Obligations for:

         ____ quarter ____ _-__                               $_____________

         ____ quarter ____ _-__                               $_____________

         ____ quarter ____ _-__                               $_____________

         ____ quarter ____ _-__                               $_____________

         Total Rental Obligations                             $_____________

(b)      Interest Expense for:

         ____ quarter ____ _-__                               $_____________

         ____ quarter ____ _-__                               $_____________

         ____ quarter ____ _-__                               $_____________

         ____ quarter ____ _-__                               $_____________

         Total Interest Expense                               $_____________

         TOTAL FIXED CHARGES (sum of (a) plus (b))            $_____________


                             ADJUSTED FIXED CHARGES

(c)      Dividends for:

         ____ quarter ____ _-__                               $_____________

         ____ quarter ____ _-__                               $_____________

         ____ quarter ____ _-__                               $_____________



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                              COMPLIANCE CHECKLIST

                              CARMIKE CINEMAS, INC.


                              _______________,____


         ____ quarter ____ _-__                               $_____________

         Total Dividends                                      $_____________

(d)      Tax expense for:

         ____ quarter ____ _-__                               $_____________

         ____ quarter ____ _-__                               $_____________

         ____ quarter ____ _-__                               $_____________

         ____ quarter ____ _-__                               $_____________

         Total Tax Expense                                    $_____________

(e)      Principal payments(2) for:

         ____ quarter ____ _-__                               $_____________

         ____ quarter ____ _-__                               $_____________

         ____ quarter ____ _-__                               $_____________

         ____ quarter ____ _-__                               $_____________

         Total principal payments                             $_____________

         TOTAL ADJUSTED FIXED CHARGES
         (sum of (a) plus (b) plus (c) plus (d) plus (d))     $_____________

--------------

(2) Exclude principal payments on the Senior Notes



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                              COMPLIANCE CHECKLIST

                              CARMIKE CINEMAS, INC.


                              _______________,____

                                                                   SCHEDULE - 3

                              ADJUSTED CASH FLOW(3)

(a)      ____  quarter ____                                     $____________
         Consolidated Operating Income                          $____________
         Rental Obligations                                     $____________
         Depreciation and amortization                          $____________
         Net income arising from sale, exchange or
              distribution of capital assets
              (not to exceed 5% of Consolidated
              Operating Income for such period)                 $____________
         Theatre-Level EBITDA                                   $____________
         Total for Quarter                                      $____________

(b)      ____  quarter ____                                     $____________
         Consolidated Operating Income                          $____________
         Rental Obligations                                     $____________
         Depreciation and amortization                          $____________
         Net income arising from sale, exchange or
              distribution of capital assets
              (not to exceed 5% of Consolidated
              Operating Income for such period)                 $____________
         Theatre-Level EBITDA                                   $____________
         Total for Quarter                                      $____________

(c)      ____  quarter ____                                     $____________
         Consolidated Operating Income                          $____________
         Rental Obligations                                     $____________
         Depreciation and amortization                          $____________
         Net income arising from sale, exchange or
              distribution of capital
              assets (not to exceed 5% of Consolidated
              Operating Income for such period)                 $____________
         Theatre-Level EBITDA                                   $____________
         Total for Quarter                                      $____________

(d)      ____  quarter ____                                     $____________


--------------

(3) In determining Adjusted Cash Flow, the expense incurred by the Borrower in complying with the provisions of Section 5.26 in granting and recording the Carmike Mortgages and obtaining the Real Estate Collateral Documentation shall be added back to Consolidated Operating Income.



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                              COMPLIANCE CHECKLIST

                              CARMIKE CINEMAS, INC.

                               ______________,____

         Consolidated Operating Income                             $____________
         Rental Obligations                                        $____________
         Depreciation and amortization                             $____________
         Net income arising from sale, exchange or
             distribution of capital assets
             (not to exceed 5% of Consolidated
             Operating Income for such period)                     $____________
         Theatre-Level EBITDA                                      $____________
         Total for Quarter                                         $____________

                  Total Adjusted Cash Flow                         $
                  (sum of (a) plus (b) plus (c) plus (d)            ============
                              ----     ----     ----


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                              COMPLIANCE CHECKLIST

                              CARMIKE CINEMAS, INC.

                               ______________,____



                                                                    SCHEDULE - 4

                            CONSOLIDATED FUNDED DEBT


                                                 Interest
(a)      Funded Debt                               Rate             Maturity            Total
         -----------                            ---------           --------            -----

         Secured
         -------
         __________________________             _________           _________           $___________
         __________________________             _________           _________           $___________
         __________________________             _________           _________           $___________
         __________________________             _________           _________           $___________
         __________________________             _________           _________           $___________
         __________________________             _________           _________           $___________
         Total Secured                                                                  $___________

         Unsecured
         ---------

         __________________________             _________           _________           $___________
         __________________________             _________           _________           $___________
         __________________________             _________           _________           $___________
         __________________________             _________           _________           $___________
         Total Unsecured                                                                $___________

         Guarantees
         ----------

         ____________________________________________________________________           $___________
         ____________________________________________________________________           $___________
         Total                                                                          $___________

         Redeemable Preferred Stock                                                     $___________
         --------------------------
         Total                                                                          $___________


         Other Debt
         ----------

         ____________________________________________________________________           $___________
         ____________________________________________________________________           $___________
         ____________________________________________________________________           $___________

                           Total Funded Debt                                            $
                                                                                         ===========

(b)      Current Debt                                                                   $___________

(c)      Unescrowed Off-Balance Sheet Lease Indebtedness (to the
         extent not included in (a) or (b)                                              $___________


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                              COMPLIANCE CHECKLIST

                              CARMIKE CINEMAS, INC.

                               ______________,____



(d)      Off-Balance Sheet Lease Equity Amounts (to the extent
         not included in (a) or (b)                                             $____________

(e)      Consolidated Funded Debt (a) plus (b) plus (c) plus (d)                $
                                      ----     ----     ----                     ============

                         CONSOLIDATED SENIOR FUNDED DEBT

(f)      Subordinated Debt                                                      $___________

(g)      Consolidated Senior Funded Debt (e) less (f)                           $___________


                                       47
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                              COMPLIANCE CHECKLIST

                              CARMIKE CINEMAS, INC.

                               ______________,____



                                                                    SCHEDULE - 5

                           CONSOLIDATED CASH FLOW(4)

(a)      ____     quarter ____                                   $____________
         Consolidated Operating Income                           $____________
         Depreciation and amortization                           $____________
         Off-Balance Sheet Lease Payments                        $____________
         Net income arising from sale, exchange or
             distribution of capital assets
             (not to exceed 5% of Consolidated
             Operating Income for such period)                   $____________
         Total for Quarter                                       $____________

(b)      ____     quarter ____                                   $____________
         Consolidated Operating Income                           $____________
         Depreciation and amortization                           $____________
         Off-Balance Sheet Lease Payments                        $____________
         Net income arising from sale, exchange or
             distribution of capital assets
             (not to exceed 5% of Consolidated
             Operating Income for such period)                   $____________
         Total for Quarter                                       $____________

(c)      ____     quarter ____                                   $____________
         Consolidated Operating Income                           $____________
         Depreciation and amortization                           $____________
         Off-Balance Sheet Lease Payments                        $____________
         Net income arising from sale, exchange or
             distribution of capital assets
             (not to exceed 5% of Consolidated
             Operating Income for such period)                   $____________
         Total for Quarter                                       $____________

(d)      ____     quarter ____                                   $____________

---------------------------------

(4) In determining Cash Flow, the expense incurred by the Borrower in complying with the provisions of Section 5.26 in granting and recording the Carmike Mortgages and obtaining the Real Estate Collateral Documentation shall be added back to Consolidated Operating Income.


                                       48
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                              COMPLIANCE CHECKLIST

                              CARMIKE CINEMAS, INC.

                               ______________,____


         Consolidated Operating Income                           $____________
         Depreciation and amortization                           $____________
         Off-Balance Sheet Lease Payments                        $____________
         Net income arising from sale, exchange or
             distribution of capital assets
             (not to exceed 5% of Consolidated
             Operating Income for such period)                   $____________
         Total for Quarter                                       $____________

              Consolidated Cash Flow                             $
              (sum of (a) plus (b) plus (c) plus (d)              ============
                          ----     ----     ----



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                              COMPLIANCE CHECKLIST

                              CARMIKE CINEMAS, INC.

                               ______________,____



                                                                    SCHEDULE - 6

                             RENTAL OBLIGATIONS(5)

 ____ quarter ____                                 $____________

 ____ quarter ____                                 $____________

 ____ quarter ____                                 $____________

 ____ quarter ____                                 $____________

                              Total                $____________


---------------------------

(5) Rental Obligations shall not include Rental Obligations under the Lease and Rental Obligations under leases arising from sale/leaseback transactions of theatres shall be annualized on a proforma basis, as to any Operating Lease which has been in effect for less than 4 Fiscal Quarters.


                                       50